Exhibit 99.3

TARGETEK CO., LTD.

FINANCIAL STATEMENTS
DECEMBER 31, 2008 AND DECEMBER 31, 2007

COMPANY ADDRESS:
11F, NO.216, NANJING E. RD.,
TAIPEI CITY, TAIWAN (R.O.C.)

COMPANY TEL : 886-225012659

TARGETEK CO., LTD.

Independent Auditors’ Report

To the Stockholders of
Targetek Co., Ltd.

We have audited the accompanying balance sheets of Targetek Co., Ltd. as of December 31, 2008 and December 31, 2007, and the related statements of income, changes in stockholders’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Targetek Co., Ltd. as of December 31, 2008 and December 31, 2007 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Brock, Schechter & Polakoff, LLP
Buffalo, New York
April 1, 2009

Targetek Co, Ltd.
Financial Statements

Balance Sheets

	December 31,
	2008	%	2007	%

Assets

Current assets
Cash and cash equivalents	$152,302	35	$30,112	17
Accounts receivable, net	227,243	51	58,597	32
Other receivables	15,655	4	35,878	20
Prepaid expenses	3,312	1	4,252	2
Notes receivable, net	235	-	-	-
Total current assets	398,747	91	128,839	71

Fixed assets
Cost	46,240	10	50,100	28
Less: accumulated depreciation	(38,761)	(9)	(37,995)	(21)
Net fixed assets	7,479	1	12,105	7

Other assets
Refundable deposits	20,546	5	20,780	11
Deferred charges	13,423	3	19,657	11
Total other assets	33,969	8	40,437	22

	$440,195	100	$181,381	100

Liabilities & Stockholders' Equity (Deficit)

Current liabilities
Short-term debt	$35,908	8	$122,070	67
Accounts payable	3,339	1	3,340	2
Income tax payable	41,560	9	-	-
Accrued expenses	68,452	16	62,590	36
Other payable	609	-	464	-
Related party payables	112,042	25	74,827	40
Other current liabilities	2,216	1	1,248	1
Total liabilities	264,126	60	264,539	146

Stockholders' equity (deficit)
Common stock	957,223	217	957,223	528
Accumulated deficit	(485,434)	(110)	(745,148)	(411)
Accumulated other comprehensive income	(295,720)	(67)	(295,233)	(163)
Total stockholders' equity (deficit)	176,069	40	(83,158)	(46)

	$440,195	100	$181,381	100

The accompanying notes to financial statements are an integral part of these statements.

Targetek Co, Ltd.
Financial Statements

Statements of Income

	For the Years Ended December 31,
	2008	%	2007	%

Sales-net	$852,925	100	$413,854	100
Cost of goods sold	(289,001)	(34)	(218,814)	(53)

Gross profit	563,924	66	195,040	47

Operating expenses	(261,080)	(31)	(312,884)	(75)

Operating income (loss)	302,844	35	(117,844)	(28)

Non-operating income and gains
Interest income	24	-	43	-
Foreign exchange gain	43	-	63	-
Rent income	2,920	1	-	-
Miscellaneous income	1,414	-	-	-
	4,401	1	106	-

Non-operating expenses and losses
Interest expenses	(5,661)	(1)	(10,565)	(3)
Foreign exchange loss	(78)	-	(138)	-
Miscellaneous expenses	-	-	(5,127)	(1)
	(5,739)	(1)	(15,830)	(4)

Income (loss) before income taxes	301,506	35	(133,568)	(32)

Income tax expense	(41,792)	(5)	-	-

Net income (loss)	$259,714	30	$(133,568)	(32)

Earnings per share
Earnings per share before income taxes	$0.14		$(0.06)

Net earnings per share after income taxes	$0.12		$(0.06)

The accompanying notes to financial statements are an integral part of these statements.

Targetek Co, Ltd.
Financial Statements

Statements of Changes in Stockholders’ Equity (Deficit)

	Common Stock	Accumulated Deficit	Accumulated Other Comprehensive Income	Total

Balance at January 1, 2007	$957,223	$(611,580)	$(299,891)	$45,752

Change in translation adjustments	-	-	4,658	4,658
Net loss for 2007	-	(133,568)	-	(133,568)

Balance at December 31, 2007	957,223	(745,148)	(295,233)	(83,158)

Change in translation adjustments	-	-	(487)	(487)
Net income for 2008	-	259,714	-	259,714

Balance at December 31, 2008	$957,223	$(485,434)	$(295,720)	$176,069

The accompanying notes to financial statements are an integral part of these statements.

Targetek Co, Ltd.
Financial Statements

Statements of Cash Flows

	For the Years Ended
	December 31,
	2008	2007

Cash flows from operating activities
Net income (loss)	$259,714	$(133,568)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation	6,325	48,632
Amortization	6,045	11,923
Increase in accounts receivable	(170,241)	(1,211)
Decrease (increase) in other receivable	19,927	(6,191)
Decrease in prepayments	897	54,108
Decrease in other current assets	-	8,305
Decrease in refundable deposit	-	923
Increase (decrease) in accounts payable	37	(35,492)
Increase in accrued expenses	6,604	4,694
Increase in income tax payable	41,790	-
Increase (decrease) in other payable	151	(3,204)
Increase (decrease) in other current liabilities	987	(3,162)
Net cash provided by (used in) operating activities	172,236	(54,243)

Cash flows from investing activities
Decrease (increase) in notes receivable	(236)	1,542
Acquisition of fixed assets	(1,811)	-
Increase in deferred charges	-	(3,964)
Net cash provided by (used in) investing activities	(2,047)	(2,422)

Cash flows from financing activities
(Decrease) in short-term debt	(85,253)	(63,668)
Increase in related party payables	38,270	65,267
Net cash used in financing activities	(46,983)	1,599

Effect of exchange rate changes	(1,016)	284

Net increase in cash and cash equivalents	122,190	(54,782)

Cash and cash equivalents - beginning of year	30,112	84,894

Cash and cash equivalents - end of year	$152,302	$30,112

Supplemental Disclosures of cash flow information
Interest paid	$5,661	$10,565

Income tax paid	$2	$4

The accompanying notes to financial statements are an integral part of these statements.

Targetek Co, Ltd.
Notes to Financial Statements

1.	Organization and Operations

Targetek Co., Ltd. (the Company) was incorporated as a company limited by shares under the provision of the Company Law of the Republic of China in March 1997.  As of December 31, 2008, the Company’s common stock of $957,223 is represented by 2,200,000 issued and outstanding shares with a par value of $0.435 per share. Authorized shares are 5,300,000. The Company operates out of the Republic of China.

The Company is a vital localization service and energy saving solution provider in the global market. As a professional service provider, the Company provides quality and efficient services for more than 40 Asian and European languages. The Company has acquired impeccable project management skills through years of working knowledge and experience of subject matter in the industry.

The Company has successfully managed business-critical products for leading software and hardware companies, such as Symantec, Alston, Intel, BEA Systems, Siemens, Philips, McDonald’s, Microsoft, IBM, HP, CyberLink, Acer, Autodesk, Borland, SAS, Cisco, Plateau, AMD, Buffalo, Onyx, Information Builders, SABA, MapInfo, Panda, AOL, SonicWall, and Sun Microsystems.

As of December 31, 2008 and December 31, 2007 the Company had 12 and 13 employees, respectively.

2.	Summary of Significant Accounting Policies

Foreign Currency Translation
The carrying amounts of the Company’s assets, liabilities, equity and results of operations have been translated from the New Taiwan dollar, which is the Company’s functional currency, into the U.S. dollar using the current rate method.

Cash Equivalents
For the purpose of the statements of cash flows, the Company considers all highly liquid investments to be cash equivalents.

Accounts Receivable and Allowance for Doubtful Accounts
Accounts receivable are carried at their estimated collectible amounts.  Trade credit is generally extended on a short-term basis, thus accounts receivable do not bear interest, although a finance charge may be applied to such receivables that are past due.  Bad debts are provided on the allowance method based on historical experience and management’s evaluation of outstanding accounts receivable.  The allowance for doubtful accounts at December 31, 2008 and December 31, 2007 was $-0-.

Fixed Assets
All fixed assets are stated at cost.  Significant renewals and improvements are treated as capital expenditures and maintenance and repairs are charged to expense as incurred.

Depreciation is provided on straight-line method based on the estimated useful lives and salvage values of the assets, ranging from 3 to 5 years.

Targetek Co, Ltd.
Notes to Financial Statements

2.	Summary of Significant Accounting Policies (Continued)

Revenue, Costs and Expenses
Revenues are recognized when the earning process is substantially completed and they are realized or realizable.  Costs and expenses are recognized as incurred.

Taxes Collected from Customers
The Company presents revenue net of sales, use, and excise taxes collected from customers.

Advertising
Advertising costs are expensed as incurred.

Income Taxes
Current - The Company follows the practice of providing for income taxes based on amounts reportable for income tax purposes.

Deferred - The recognition of income and expenses in different periods for financial accounting and tax purposes gives rise to timing difference that result in deferred taxes.

Uncertain Tax Positions
Management has elected to defer the application of FAS FIN 48, Accounting for Uncertain Tax Positions, in accordance with FSP FIN 48-3.  The Company will continue to follow FAS 5, Accounting for Contingencies, until it adopts FIN 48.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

3.	Recent Accounting Pronouncements

In May 2008, the FASB released SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”.  This statement identifies the sources of accounting principles and the framework for selecting the accounting principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. SFAS No. 162 is effective 60 days after the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.”  The Company does not expect the implementation of this guidance to have a material impact on the financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133”. SFAS No. 161 gives financial statement users better information about the reporting entity's hedges by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those years. The Company does not expect the adoption of SFAS No. 161 to have a material effect on the financial statements.

Targetek Co, Ltd.
Notes to Financial Statements

3.	Recent Accounting Pronouncements (Continued)

In February 2007, the FASB released SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. The standard is effective for fiscal years beginning after November 15, 2007. The standard provides entities the ability, on an elective basis, to report most financial assets and financial liabilities at fair value, with corresponding gains and losses recognized in current earnings. The Company did not elect the fair value option under SFAS No. 159 as of January 1, 2008 for any of our financial assets and liabilities that were not already fair valued. The Company will consider applying the fair value option to future transactions as provided by the standard. The Company does not expect SFAS No. 159 to have a material impact on the financial statements.

In December 2007, the FASB released SFAS No. 141(R), “Business Combinations”. This standard revises and enhances the guidance set forth in SFAS No. 141(R) by establishing a definition for the “acquirer,” providing additional guidance on the recognition of acquired contingencies and non-controlling interests, and broadening the scope of the standard to include all transactions involving a transfer in control, irrespective of the consideration involved in the transfer. SFAS No. 141(R) is effective for business combinations for which the acquisition date occurs in a fiscal year beginning on or after December 15, 2008. Although the standard will not have any impact on the current financial statements, application of the new guidance could be significant to the Company in the context of future merger and acquisition activity.

In December 2007, the FASB released SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect the standard to have a material impact on the financial statements.

4.	Fixed Assets

Fixed assets consist of the following:

	December 31,
	2008	2007

Cost
Office equipment	$20,053	$23,613
Other equipment	26,187	26,487
	46,240	50,100

Accumulated depreciation
Office equipment	(17,450)	(18,868)
Other equipment	(21,311)	(19,127)
	(38,761)	(37,995)

Net fixed assets	$7,479	$12,105

Depreciation expense for the years ended December 31, 2008 and December 31, 2007 was $6,325 and $48,632, respectively.

Targetek Co, Ltd.
Notes to Financial Statements

5.	Short Term Debt

The Company maintains two short term debt agreements with interest that fluctuates based on market conditions.  The interest rates on the short term debt at December 31, 2008 were 6.19 and 7.19 percent, respectively.  The total balance of short term debt was $35,908 and $122,070 as of December 31, 2008 and December 31, 2007, respectively.

6.	Pension Plan

In accordance with the Labor Pension Act in Taiwan, the Company contributes 6 percent of the employees’ monthly salaries to employees’ personal pension accounts on a monthly basis.  The pension payments shall be made either monthly or in full at one time by the amount of the principal and accrued dividends from the employees’ personal pension accounts.  The Company incurred pension plan expenses during the years ended December 31, 2008 and December 31, 2007 of $8,835 and $9,462, respectively.

7.	Advertising

Total advertising expense was $797 and $646 for the years ended December 31, 2008 and December 31, 2007, respectively.

8.	Income Taxes

Income tax expense consisted of the following:

	December 31,
	2008	2007

Income tax payable	$41,560	$	(4)
Prepaid income tax	2		4
Effect of exchange rate changes	230		-

Income tax expense	$41,792		$-

Temporary differences giving rise to the deferred tax asset, which is included in other current assets, consist of operating loss carry forwards that may be applied against future taxable income.  Deferred taxes and operating loss carry forwards consist of the following:

	December 31, 2008		December 31, 2007
	Amount	Deferred Taxes	Amount	Deferred Taxes

Loss carry forwards	$-	$-	$133,897	$33,474
Valuation allowance		-		(33,474)

Net deferred tax asset		$-		$-

Targetek Co, Ltd.
Notes to Financial Statements

9.	Related Party Transactions

Names and relationships of related parties are as follows:

Yao-Ting Su	The chairman of the Company
Wen-Hui Li	The director and general manager of the Company

The Company had no sales to or purchases from related parties during the years ended December 31, 2008 and December 31, 2007.

Payables due to related parties as of December 31 are summarized as follows:

Related Party	Interest Rate	2008	2007

Yao-Ting Su	None	$111,561	$71,939
Wen-Hui Li	None	481	2,888

		$112,042	$74,827

Related party payables do not have set repayment terms and are unsecured.  Payment is dependent on the Company’s cash flows.  The Company has obtained a letter of financial support from the owners indicating that they will continue to provide the funds necessary for use in the Company’s operations.

10.	Concentration of Risks

Sales to two major customers during the year ended December 31, 2008 totaled approximately 24 percent of sales.  The amount due from these customers, included in accounts receivable, was $102,745 at December 31, 2008.

11.	Lease Commitments

The Company leases space under an operating lease arrangement that expires in January 2011.  In addition, the Company leases a vehicle under an operating lease arrangement that expires in January 2009.  Future minimum lease payments are:

2009	$32,250
2010	31,269
2011	2,606

Rent expense for the years ended December 31, 2008 and December 31, 2007 was $41,626 and $44,294, respectively.

12.	Subsequent Event

In 2009, the Company, along with other related entities, is planning to fully merge into A-Plus International, Ltd.